Partnership Project

CRB-913: oral cannabinoid type-1 inverse agonist for superior incretin therapy in obesity

June 2022

FORWARD-LOOKING STATEMENTS

This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and Private Securities Litigation Reform Act, as amended, including those relating to the Company's restructuring, trial results, product development, clinical and regulatory timelines, market opportunity, competitive position, possible or assumed future results of operations, business strategies, potential growth opportunities and other statements that are predictive in nature. These forward-looking statements are based on current expectations, estimates, forecasts and projections about the industry and markets in which we operate and management's current beliefs and assumptions. These statements may be identified by the use of forward-looking expressions, including, but not limited to, "expect," "anticipate," "intend," "plan," "believe," "estimate," "potential," "predict," "project," "should," "would" and similar expressions and the negatives of those terms. These statements relate to future events or our financial performance and involve known and unknown risks, uncertainties, and other factors, including the potential impact of the recent COVID-19 pandemic and the potential impact of sustained social distancing efforts, on our operations, clinical development plans and timelines, which may cause actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. Such factors include those set forth in the Company's filings with the Securities and Exchange Commission. Prospective investors are cautioned not to place undue reliance on such forward-looking statements, which speak only as of the date of this press release. The Company undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.

Obesity is a global epidemic with a growing treatment market

41%

of **worldwide** adults projected to be obese by 2029

50%

of **US** adults projected to be obese by 2029

$2T

annual global medical costs associated with obesity (direct & indirect)

Global Obesity Rx Spend


$12B
$2B
~30% CAGR
2022
2028



Sources: Overcoming Obesity: An initial economic analysis, McKinsey Global Institute, Nov 2014; GlobalData, May 2022.

Injectable incretin analog treatments are establishing a new SoC in obesity

ONCE-WEEKLY
wegovy™
semaglutide injection 2.4 mg

GLP-1 receptor agonist

MEAN BODY WEIGHT CHANGE AT 68 WEEKS

BASELINE WEIGHT: 105 kg



-2.4%
-2.7 kg
-14.9%
-15.9 kg
Placebo
Wegovy 2.4 mg



Improved efficacy with dual MOA

ONCE-WEEKLY
tirzepatide injection

GLP-1 and GIP dual receptor agonist

MEAN BODY WEIGHT CHANGE AT 72 WEEKS

BASELINE WEIGHT: 104.8 kg



-3.1%
-15.0%
-19.5%
-20.9%
Placebo
tirzepatide 5 mg
tirzepatide 10 mg
tirzepatide 15 mg



Sources: Wegovy Package Insert; Tirzepatide Once Weekly for the Treatment of Obesity, Jastreboff et al, NEJM, Jun 2022.

Future in obesity is the combination of oral orthogonal mechanisms

Patient Initial Preferences for Weekly Injectable vs. Daily Oral[1]



90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
% of Participants (95% CI)
23.5%
76.5%
Weekly Injectable
Daily Oral
Overall (N=600)

View of Evolving Industry Obesity Pipeline



Current
2023+
2026+
2029+
Weight Loss
GLP-1s
wegovy
semaglutide injection 2.4 mg
GLP-1/GIP dual agonist
tirzepatide injection
Next-generation combinations
Injectables
PYY +/- TZP (Ph1)
GGG tri-agonist (Ph2)
Cagrilintide+semaglutide (Ph1)
Orals
Oral semaglutide (Ph3)
GLP-1 receptor NPA (Ph2)
Multiple other oral incretins
Orals
Combinations of orthogonal MOAs
Time Horizon

GGG = GIP, GLP-1 and Glucagon, PYY= Peptide tyrosine, TZP= tirzepatide

Source: [1]Patients' preferences for once-daily oral versus once-weekly injectable diabetes medications: The REVISE study, Boye et al, Diabetes, Obesity & Metabolism, Dec 2020.

CB1 inverse agonism:
an orthogonal MOA for treating obesity

The endocannabinoid system is an ancient survival mechanism turned enemy in modern times

THEN: Activating CB1 made us store scarce food as energy (fat deposits) and made us hungry so we would always eat when we found food

NOW: Activated CB1 makes us store calorie-rich, abundant food as fat and makes us hungry even when we don't need to eat


A
Homo Exostaticus
I eat everytime I see food.
Homo Endostaticus
I eat when I am hungry.
B
Homo Exostaticus
I eat everytime I see food.
Homo Endostaticus
I eat when I am hungry.
C
FREE DELIVERY!
Homo Exostaticus
I eat everytime I see food.
Homo Endostaticus
I eat when I am hungry.

Source(s): The CB1 Receptor as the Cornerstone of Exostasis, Piazza et al, Neuron, Mar 2017.

CB1 activation contributes to "Diabesity"


CB1R
Hepatic tissue
Lipogenesis
Glucose production
Insulin signaling
Fatty acid oxidation
Neuronal tissue
Neuropeptide
Appetite
Lipogenesis
Adipose tissue
Lipogenesis
Adipogenesis
Inflammation
Adiponectin secretion
Skeletal tissue
Insulin resistance
Body weight
Pancreatic cells
Insulin secretion
Obesity
Diabetes mellitus
Obesity
Diabetes mellitus
Obesity
Diabesity

Source(s): Targeting the endocannabinoid system in diabesity: Fact or fiction?, Drug Discovery Today, Deeba et al. Mar 2021.

CB1 inverse agonism is clinically validated MOA in obesity

SANOFI | ACOMPLIA rimonabant

Rimonabant

- Tested in multiple large phase 3 studies in obesity (RIO) and NAFLD (ADAGIO)
- Launched in 37 countries (including EU) (2006)
- FDA rejected in 2008 due to risk of psych side effects; EMEA later removed from the market

Other programs in late-stage development in 2008

Pfizer	Otenabant
Bristol Myers Squibb	Ibipinabant
MERCK	Taranabant

Rimonabant (RIO-Lipids) PHASE 3 STUDY



Change in Body Weight (kg)
2
0
-2
-4
-6
-8
-10
0 4 8 12 16 20 24 28 32 36 40 44 48 52
Week
Placebo
Rimonabant at 5 mg
P<0.001
Rimonabant at 20 mg
P<0.001
% weight loss
-2.4%
-4.4%
-9.0%

Approved at 20 mg/day dose

Source(s): Rimonabant: the evidence for its use in the treatment of obesity and the metabolic syndrome, Core Evidence, Waterlow et al, 2007.

2021 Novo Nordisk pre-clinical study showed combo of semaglutide + Corbus CB1 inverse agonist was additive



Mouse diet-induced obesity model
Δ BW (%)
0
-10
-20
-30
0 2 4 6 8 10 12 14
Time (days)
++
&&
##
*
***
Vehicle
Semaglutide (1 nmol/kg) (SC QD)
CRB-4001 (3mgkg) IP
Semaglutide + CRB-4001

CRB-4001 (JD-5037) is a 2nd generation CB1 inverse agonist designed to be peripherally restricted

"Greater efficacy to lower bodyweight than monotherapies, with superior and greater beneficial effects on insulin resistance, dyslipidemia, and hepatic steatosis"

Source(s): Novo Nordisk; CB1 and GLP-1 Receptors Cross Talk Provides New Therapies for Obesity, Diabetes, Zizzari et al, Feb 2021.

CRB-913: oral CB1 inverse agonist for combination therapy with incretins (data from preclinical models)

CRB-913 is highly differentiated from first generation CB1 inverse agonists

CRB-913

- Binds well to CB1 (IC_{50} < 5 nM) and poorly to CB2 (IC_{50} >1,000 nM)
- Good bioavailability + long and sustained plasma exposure in mice, rat, NHP and canine
- Clean off-target profile in Cerep Safety Screen 87 Panel
- High solubility
- Newly filed IP

25X lower brain levels compared to rimonabant in DIO mice



brain concentration (ng/g)
1500
1000
500
0
1281
25X
51.2
Rimonabant (10 mg/kg PO QD)
CRB-913 (2.5mg/kg PO BID)

- DIO mouse model with C57BL6/N mice (n=10) fed a continuous high fat diet for 16 weeks prior and during 36 days of treatment
- Mice sacrificed 1hr post last dose (~Cmax)

Source(s): Company data on file.

CRB-913: single agent activity and enhanced combo effect with semaglutide or tirzepatide


Body weight change (%) at day 18
<0.0001
<0.0001
<0.0001
<0.0001
All cohorts P < 0.001 compared with vehicle
Body Weight Change (%)
10
0
-10
-20
-30
5.2
-10.2
-7.8
-11.9
-19.0
-24.7
High Fat Diet
CRB-913 (2.5 mg/kg PO BID)
Semaglutide (10 nmol//kg SC Q3D)
Tirzepatide (5 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) + semaglutide (10 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) + tirzepatide (5 nmol//kg SC Q3D)

DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior and during 18 days of treatment
(Similar effect also seen when CRB-913 was combined with liraglutide)

Source(s): Company data on file.

CRB-913 reduces food consumption alone or in combination with semaglutide or tirzepatide


Cumulative Food Intake (g)
Food intake (g)
50
40
30
20
10
0
0
2
4
6
8
10
12
14
16
18
Day
Vehicle
CRB-913 (2.5mg/kg PO BID)
Semaglutide (10 nmol/kg SC Q3D)
Tirzepatide (5 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) +Semaglutide (10 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) +Tirzepatide (5 nmol/kg SC Q3D)
All cohorts P < 0.001 compared with vehicle

Food Consumption

- CRB-913, semaglutide and tirzepatide each results in food intake reductions
- Significant further reductions in food consumption when CRB-913 is combined with semaglutide or tirzepatide (p=0.001)

DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior

Source(s): Company data on file.

CRB-913 reverses leptinemia alone and in combination with semaglutide or tirzepatide


All cohorts P < 0.001 compared with vehicle
0.0176
0.7462
0.0070
0.0608
Leptin(ng/mL)
100
80
60
40
20
0
Vehicle
CRB-913 (2.5mg/kg PO BID)
Semaglutide (10 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) +Semaglutide (10 nmol/kg SC Q3D)
Tirzepatide (5 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) +Tirzepatide (5 nmol/kg SC Q3D)

- DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior
- Leptin measured at Day 28 of treatment

The Role of Leptin

- The hormone leptin regulates food intake
- Normally, leptin signals satiety (feeling "full")
- In obesity, resistance to leptin develops and hunger persists despite high leptin levels ("leptinemia")
- A reduction in leptin levels is believed to be important for weight loss[1]

Source(s): [1] Leptin and the maintenance of elevated body weight, Pan and Myers, Nature Reviews, Jan 2018. Company data on file.

CRB-913 reduces peak insulin alone or in combination with semaglutide or tirzepatide



All cohorts P < 0.001 compared with vehicle
Insulin (ng/ml)
35
30
25
20
15
10
5
0
**
**
15
30
Time
Vehicle
CRB-913 (2.5mg/kg PO BID)
semaglutide (10 nmol/kg SC Q3D)
tirzepatide (5 nmol/kg SC Q3D)
CRB-913 (2.5 mg/kg PO BID) + semaglutide (10 nmol/kg SC Q3d)
CRB-913 (2.5 mg/kg PO BID) +tirzepatide (5 nmol/kg SC Q3D)

The Oral Glucose Test

- oGTT measures glucose usage efficacy in the body
- oGTT measures how well the body's cells can take up glucose
- oGTT is indicative of insulin secretion and effect

- DIO mouse model with C57BL6/J mice (n=10) fed a continuous high fat diet for 22 weeks prior
- Fasted after evening dosing; oral gavage with glucose at 2g/kg on Day 20 of study

Source(s): Evaluating the glucose tolerance test in mice, Am J Physiol Endocrinol Metab, Andrikopoulos et al, Dec 2008. Company data on file.

CRB-913 reduces liver fat alone and in combination with semaglutide or tirzepatide

Liver fat

semaglutide (10 nmol/kg)



CRB-913 (2.5 mg/kg) + semaglutide (10 nmol/kg)

CRB-913 (2.5 mg/kg) + tirzepatide (5 nmol/kg)

vehicle

CRB-913 (2.5 mg/kg)

tirzepatide (5 nmol/kg)

*liver oil red stain

Source(s): Company data on file.

Next steps and summary of key points

Follow-on Steps:

- Complete IND-enabling studies (12 months)
- Initiate phase 1 study with PK + PD outcomes in overweight individuals (clinical + biomarkers) exploring single agent activity and co-administration with GLP-1 RA

Obesity category has a projected 30+% YoY CAGR thru 2028

CB1 MOA is validated clinically

CRB-913 is highly differentiated from rimonabant

CRB-913 + incretin oral combo has the potential for:

Better efficacy
Better tolerability
Improved convenience

PARTNERSHIP INTEREST

Contact:

partners@corbuspharma.com if interested in learning more about our CRB-913 program